UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2013

Apco Oil and Gas International Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, 35th Floor, Tulsa, Oklahoma	74172
(Address of principal executive offices)	(Zip Code)

(539) 573-2164

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2013, John H. Williams, a member of the Board of Directors of Apco Oil and Gas International, Inc. (“Apco” or the “Company”), informed the Board the he intends to step down as a member of the Board upon the expiration of his term at the Company’s 2013 Annual Meeting of Shareholders. Mr. Williams’s resignation is not due to any disagreement with the Company.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO OIL AND GAS INTERNATIONAL INC.

Date: March 7, 2013	By:	/s/ Amy Flakne
	Name:	Amy Flakne